Exhibit 10.112
Confidential Draft
08 29 12(EMC)
Amendment Number 4
to
OEM Purchase and License Agreement
Between EMC Corporation and Brocade Communications, Inc.
OEM Agreement Number OEM 051208 Dated May 20, 2008
This Amendment Number 4 (“the Amendment”) to the OEM Purchase and License Agreement (the “Original Agreement”) dated May 20, 2008, as amended by Amendments 1 through 4, is by and among Brocade Communications Systems, Inc., a Delaware corporation with an office located at 1745 Technology Drive, San Jose California 95110, and Brocade Communications Switzerland SarL, a Geneva corporation with principal offices at 29 Route de l' Aeroport, Case Postale 105, CH-1215, Geneva 15, Switzerland, and Brocade Communications Services Switzerland, SarL., a Geneva corporation with principal offices at 29 Route de l” Aeroport, Case Postale 105 CH-1215, Geneva 15, Switzerland (collectively, “Brocade”), and EMC Corporation, 176 South Street, Hopkinton, Massachusetts 01748 together with its designated Subsidiaries (“EMC”). This Amendment 4 is effective on the last date signed below (“Effective Date”).
RECITALS
WHEREAS, the parties wish to amend the Agreement to clarify certain defined terms;
NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

1.    Add Amendment 4 to the OEM Purchase and License Agreement for the purpose of revising defined terms in Exhibit D.

IN WITNESS WHEREOF, the parties have caused this Amendment 4 to be executed by their duly authorized representatives.

“Brocade” BROCADE Communication Systems, Inc.	“EMC” EMC Corporation
By: /s/_Charles Leeming Print Name: Charles Leeming Title: VP, WW OEM Sales Date: 10/10/2012	By: /s/ Stephen Cleary Print Name: Stephen Cleary Title: V.P. Supply Chain Date: 10/11/2012
BROCADE Communication Switzerland, SarL By: /s/__Alberto Soto Print Name: Alberto Soto Title: Vice President EMEA Date: 10/11/2012

EMC Confidential

Amendment 4

1.0	The definitions for “In-Warranty-Repair” and “Out-of-Warranty-Repair” are deleted in their entirety and replaced with the following:

“In-Warranty-Repair” means the repair or replacement of Product to make such Product conform to its original Product and packaging specifications, including mandatory upgrades, for serial numbers determined to be within warranty.

“Out-of-Warranty-Repair” means the repair of replacement of Product to make such Product conform to its original Product and packaging specifications, including mandatory upgrades, for serial numbers determined not to be within warranty

2.    Except as modified herein, the Original Agreement, as amended, remains in full force and effect.

EMC Confidential